                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: April 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                         PAYMENT DATE:  04/15/97
COLLECTION PERIOD:  03/31/97


I       INFORMATION REGARDING THE CONTRACTS

   1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                    $2,543,851,829.04
         b.  End of Collection Period                          $2,432,805,248.02
         c.  Reduction for Collection Period                   $  111,046,581.01

   2.  DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                    $   39,842,148.80
         b.  End of Collection Period                          $   40,377,020.10

   3.  LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with
             respect to Collection Period                             1,067
         b.  Required Payoff Amounts of Liquidated
             Contracts                                         $    7,635,951.50
         c.  Total Reserve for Liquidation Expenses            $            0.00
         d.  Total Liquidation Proceeds Received(1)            $      884,951.90
         e.  Liquidation Proceeds Allocated to Owner
             Trust                                             $      711,906.14
         f.  Liquidation Proceeds Allocated to Depositor       $      173,045.76
         g.  Current Realized Losses                           $    6,924,045.36

  4.  PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to
             Collection Period                                          1,253
         b.  Required Payoff Amounts of Prepaid Contracts      $   10,725,960.21

  5.  PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with
             respect to Collection Period                               0
         b.  Required Payoff Amounts of Purchased
             Contracts                                         $        0.00

    (1) Net of any addition to reserve for liquidation expenses


  6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                   ----------         ---------   ------------------   ---------------
                                                                       % OF AGGREGATE
                   NUMBER OF          % OF        AGGREGATE REQUIRED   REQUIRED PAYOFF
                   CONTRACTS          CONTRACTS     PAYOFF AMOUNTS        AMOUNTS
                   ----------         ---------   ------------------   ---------------
a.   Current       226,294           93.84%       2,330,730,231.81          94.24%

b.   31-60 days      8,425            3.49%          92,187,351.97           3.73%

c.   61-90 days      3,083            1.28%          23,748,511.49           0.96%

d.   91-120 days     1,617            0.67%          11,307,630.02           0.46%

e.   120+ days       1,737            0.72%          15,208,543.98           0.61%

f.   Total         241,156          100.00%      $2,473,182,269.27         100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                           PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97

  7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------------------------------
                    % of                              % of                          % of                      % of
              Aggregate Required               Aggregate Required             Aggregate Required         Aggregate Required
                 Payoff Amounts                 Payoff Amounts                   Payoff Amounts            Payoff Amounts
 Collection        31-60 Days                      61-90 Days                      91-120 Days               120+ Days
  Periods           Past Due                        Past Due                        Past Due                  Past Due
--------------------------------------------------------------------------------------------------------------------------------
03/31/97              3.73%                      0.96%                          0.46%                   0.61%
02/28/97              3.70%                      0.97%                          0.55%                   0.55%
01/31/97              3.27%                      0.97%                          0.49%                   0.40%
12/31/96              4.10%                      0.96%                          0.39%                   0.20%
11/30/96              3.49%                      0.83%                          0.34%                   0.00%
10/31/96              2.90%                      0.64%                          0.01%                   0.01%








  8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                ---------------    ---------------    ---------------     ----------------
                                                     3 COLLECTION      6 COLLECTION
                                    March-97           PERIODS            PERIODS            CUMULATIVE
                                   COLLECTION           ENDING            ENDING               SINCE
                                     PERIOD            March-97          March-97           CUT-OFF DATE
                                ---------------    ---------------    ---------------     ----------------
a.  Number of Liquidated Contacts     1,067           2,057               2,693              2,693

b.  Number of Liquidated              0.380%          0.733%              0.960%             0.960%
    Contracts as a Percentage
    of Initial Contracts

c.  Required Payoff Amounts of      $ 7,635,951.50  $ 12,666,241.21  $ 15,971,946.90  $15,971,946.90
     Liquidated Contracts

d.  Liquidation Proceeds Allocated  $   711,906.14  $    808,621.16  $    850,309.16  $   850,309.16
     to Owner Trust

e.  Aggregate Current Realized      $ 6,924,045.36  $ 11,857,620.05  $ 15,121,637.74  $15,121,637.74
     Losses

f.  Aggregate Current Realized           0.217%      0.372%             0.475%            0.475%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                        PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97


II.  INFORMATION REGARDING THE SECURITIES

  1.  SUMMARY OF BALANCE INFORMATION

------------------       ------------   -------------------   -----------------     ------------------     ------------------
                                         Principal Balance       Class Factor as      Principal Balance      Class Factor as
                           Coupon       as of  Apr. 15, 1997     of Apr. 15, 1997    as of Mar. 17, 1997    of  Mar. 17, 1997
Class                       Rate            Payment Date            Payment Date        Payment Date          Payment Date
------------------       ------------   --------------------  -------------------   -------------------    -----------------
a. Class A-1 Notes       5.60%          $426,689,806.04       0.37927983            $530,266,194.58        0.47134773

b. Class A-2 Notes       5.95%          $695,000,000.00       1.00000000            $695,000,000.00        1.00000000

c. Class A-3 Notes       6.11%          $659,000,000.00       1.00000000            $659,000,000.00        1.00000000

d. Class A-4 Notes       6.28%          $400,220,000.00       1.00000000            $400,220,000.00        1.00000000

e. Class B Notes         6.57%          $178,500,000.00       1.00000000            $178,500,000.00        1.00000000

f. Equity Certificates   6.75%          $111,070,092.09       0.87107424            $113,508,430.82        0.89019707

g. Total                  N.A.        $2,470,479,898.13       0.77560503            $2,576,494,625.40      0.80888826



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $2,473,182,269.70


    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                   $2,576,494,625.40

        b.  Contract Pool Principal Balance (End of Collection Period)   $2,432,805,248.02

        c.  Monthly Principal Amount                                     $  143,689,377.38

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                  $  109,873,070.18

        b.  Liquidation Proceeds Allocated to Owner Trust                $      711,906.14

        c.  Required Payoff Amounts of Prepaid Contracts                 $   10,725,960.21

        d.  Required Payoff Amounts of Purchased Contracts               $            0.00

        e.  Proceeds of Clean-up Call                                    $            0.00

        f.  Investment Earnings on Collection Account and Note
            Distribution Account                                         $      318,370.01

        g.  Extension Fees Allocated to Owner Trust                      $       21,549.05

        h.  Total Gross Collections (sum of (a) through (g))             $  121,650,855.59

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                      $ 121,650,855.59

        b.  Withdrawal from Cash Collateral Account                      $           0.00

        c.  Total Available Funds                                        $ 121,650,855.59



CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                           PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97



5.   APPLICATION OF AVAILABLE FUNDS


----------------------------     ----------------------------   -----------------------------------
           ITEM                            AMOUNT                    REMAINING AVAILABLE FUNDS
----------------------------     ----------------------------   -----------------------------------
  a.   Total Available Funds                                    $ 121,650,855.59

  b.   Servicing Fee                 $2,649,845.66                119,001,009.94

  c.   Interest on Notes:

        i)  Class A-1 Notes           2,474,575.57                116,526,434.36

       ii)  Class A-2 Notes           3,446,041.67                113,080,392.70

      iii)  Class A-3 Notes           3,355,408.33                109,724,984.36

       iv)  Class A-4 Notes           2,094,484.67                107,630,499.70

        v)  Class B Notes               977,287.50                106,653,212.20

   d.  Interest on Equity               638,484.92                106,014,727.27
       Certificates

   e.  Principal of Notes and
          Equity Certificates:

        i)   Class A-1 Notes         103,576,388.54                  2,438,338.73

        ii)  Class A-2 Notes                   0.00                  2,438,338.73

       iii)  Class A-3 Notes                   0.00                  2,438,338.73

        iv)  Class A-4 Notes                   0.00                  2,438,338.73

         v)  Class B Notes                     0.00                  2,438,338.73

        vi)  Equity Certificates       2,438,338.73                          0.00

   f.  Deposit to Cash                         0.00                          0.00
       Collateral Account
   g.  Amount to be applied in                 0.00                          0.00
       accordance with CCA
       Loan Agreement
   h.  Balance, if any, to Equity              0.00                          0.00
       Certificates




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                           PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

-----------------------------                        --------------------------------
                                                                 APRIL 1997
            ITEM                                                PAYMENT DATE
-----------------------------                        --------------------------------
     a. Available Cash Collateral Amount (Beginning)               $ 207,040,000

     b. Deposits to Cash Collateral Account                                 0.00

     c. Withdrawals from Cash Collateral Account                            0.00

     d. Releases of Cash Collateral Account Surplus                         0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                     $ 207,040,000
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                           $ 207,040,000

     g. Cash Collateral Account Shortfall                                   0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                           $207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                        0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                  0.00

        3) Total                                                            0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                      $ 63,704,600

     d. Requisite Cash Collateral Amount                            $207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                             0.00

         b. Principal Deficiency Amount                                     0.00

         c. Principal Payable at Stated Maturity Date of                    0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                       0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                           PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------        ---------------     --------------    ---------------    -------------   ----------------  ------------
   Distribution               Class A-1           Class A-2         Class A-3         Class A-4         Class B         Equity
      Amounts                    Notes              Notes              Notes             Notes            Notes       Certificates
-------------------        ---------------     --------------    ---------------    -------------   ----------------  ------------
1. Interest Due            $2,474,575.57       $3,446,041.67     $3,355,408.33      $2,094,484.67   $977,287.50       $638,484.92

2. Interest Paid           $2,474,575.57       $3,446,041.67     $3,355,408.33      $2,094,484.67   $977,287.50       $638,484.92

3. Interest Shortfall              $0.00               $0.00             $0.00              $0.00         $0.00             $0.00
    ((1) minus (2))

4. Principal Paid        $103,576,388.54               $0.00             $0.00              $0.00         $0.00     $2,438,338.73

5. Total Distribution    $106,050,964.12       $3,446,041.67     $3,355,408.33      $2,094,484.67   $977,287.50     $3,076,823.65
    Amount
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                           PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

-------------------------                    -------------------     -------------------
                                                  AS OF END               AS OF END
                                                 OF MARCH-97              OF FEB-97
                                                 COLLECTION              COLLECTION
ITEM                                               PERIOD                  PERIOD
-------------------------                    -------------------     ------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts           280,634

    b. Cut-Off Date Contract Pool Principal  $3,185,229,329
       Balance

    c. Original Weighted Average Remaining    38.6 months
        Term

    d. Weighted Average Original Term         56.1 months


2.   CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                    241,156          249,174

    b. Average Contract                      $10,088.10        $10,209.14
       Principal Balance

    c. Weighted Average Remaining Term        34.8 months       35.4 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 04/08/97                           PAYMENT DATE:  04/15/97
COLLECTION PERIOD: 03/31/97


VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                      Since Issue
Period                     CPR
-----------------    -------------
    0        Oct-96

    1        Nov-96   10.866%

    2        Dec-96    7.964%

    3        Jan-97    8.606%

    4        Feb-97    8.254%

    5        Mar-97    7.615%

    6      April-97    7.211%


                      Servicer Certificate




     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 15, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Ramon Oliu, Jr.
 ------------------------------
By: Ramon Oliu, Jr.

Vice President and Controller

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AT&T CAPITAL CORPORATION


                                               Ramon Oliu, Jr.
                                               ------------------------------
                                           By: Ramon Oliu, Jr.
                                               Vice President and Controller

April 15, 1997